UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2019

Altus Midstream Company

(Exact name of registrant as specified in its charter)

Delaware	001-38048	81-4675947
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Post Oak Central, 2000 Post Oak Boulevard, Suite 100

Houston, Texas 77056-4400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 296-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value	ALTM	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement

Preferred Unit Closing

As previously disclosed, on May 8, 2019, Altus Midstream LP, a Delaware limited partnership (the “Partnership”), and Altus Midstream Company, a Delaware corporation (the “Corporation”) that indirectly controls the Partnership, entered into a Preferred Unit Purchase Agreement among the Partnership, the Corporation, and the purchasers party thereto (the “Purchasers”) to provide for the sale by the Partnership to the Purchasers of $625 million in aggregate issue price of the Partnership’s Series A Cumulative Redeemable Preferred Units (the “Preferred Units”) in a private offering exempt from the registration requirements of the Securities Act of 1933 pursuant to Section 4(a)(2) thereof. The Preferred Units were issued and the transaction closed (the “Closing”) on June 12, 2019. The Partnership received approximately $621.3 million in cash proceeds from the sale after deducting discounts to certain Purchasers.

In connection with the Closing, the partners of the Partnership entered into a Second Amended and Restated Agreement of Limited Partnership of the Partnership (the “Partnership Agreement”) that provides the terms of the Preferred Units, including the distribution rate, redemption rights, and rights to exchange the Preferred Units for shares of the Corporation’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), as well as rights of holders of Preferred Units to approve certain Partnership business, financial, and governance-related matters.

In connection with the Closing, the Corporation and the Purchasers also entered into a registration rights agreement (the “Registration Rights Agreement”) that provides the holders of Preferred Units certain registration rights with respect to shares of Class A Common Stock received by such holders upon exchange of Preferred Units.

Since the Preferred Units could be exchanged for a number of shares of Class A Common Stock equal to 20% or more of the Corporation’s outstanding voting power, the Corporation has agreed to submit the potential issuance of such shares for approval of its stockholders (the “Stockholder Approval”) at its annual stockholder meeting in 2020. In connection with the Closing, Apache Corporation, a Delaware corporation (“Apache”) that, through direct and indirect subsidiaries, controls the Corporation and the Partnership, entered into a voting agreement (the “Voting Agreement”) with the Corporation and certain Purchasers, pursuant to which Apache has agreed to vote all shares of the Corporation’s common stock over which it has beneficial ownership in favor of the Stockholder Approval and against certain of the Partnership Agreement’s restrictive provisions if submitted for a vote of the Corporation’s common stockholders. The Partnership Agreement provides that the Preferred Units will not be exchangeable into more than 19.5% of the outstanding voting power of the Corporation unless the Stockholder Approval is obtained.

Cautionary Note Regarding Summaries

The foregoing summary of each of the Partnership Agreement, the Registration Rights Agreement, and the Voting Agreement (each an “Agreement”) does not purport to be complete and is subject to, and qualified in its entirety by, the full text of each Agreement. A copy of each Agreement is filed as an exhibit to this report.

Each Agreement has been filed with this report to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Partnership or the Corporation. Representations, warranties, and covenants in each Agreement were made only for purposes of the Agreement, were solely for the benefit of the parties to the Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Agreement. Representations and warranties in each Agreement may have been made as of specific dates and for purposes of allocating contractual risk between the parties instead of establishing matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under any Agreement and should not rely on the representations, warranties, or covenants therein or any descriptions thereof as characterizations of the actual state of facts or condition of the Partnership or the Corporation or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of an Agreement, which subsequent information may or may not be fully reflected in the public disclosures of the Corporation.

Cautionary Note Regarding Forward-Looking Statements

The Corporation makes forward-looking statements in this Current Report on Form 8-K. These forward-looking statements relate to expectations for future financial performance, business strategies, or expectations for our business. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “seeks,” “possible,” “potential,” “predict,” “project,” “guidance,” “outlook,” “should,” “would,” “will,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These statements include, but are not limited to, statements about future plans, expectations, and objectives for the Corporation’s, the Partnership’s, and/or Apache’s operations, including statements about strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans, and objectives of management.

While forward-looking statements are based on assumptions and analyses made by the Corporation that the Corporation believe to be reasonable under the circumstances, whether actual results and developments will meet expectations and predictions depend on a number of risks and uncertainties which could cause actual results, performance, and financial condition to differ materially from expectations. See “Risk Factors” in the Corporation’s Annual Report Form 10-K for the fiscal year ended December 31, 2018 filed with the Securities and Exchange Commission for a discussion of risk factors that affect the Corporation’s business. Any forward-looking statement made in this Current Report on Form 8-K speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them. The Corporation undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future development, or otherwise, except as may be required by law.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated in this Item 3.02 by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

4.1	Registration Rights Agreement, dated as of June 12, 2019, by and among Altus Midstream Company and the security holders party thereto.

10.1	Second Amended and Restated Agreement of Limited Partnership of Altus Midstream LP, dated as of June 12, 2019.

10.2	Voting Agreement, dated as of June 12, 2019, by and among Apache Corporation, Altus Midstream Company, and the purchasers party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTUS MIDSTREAM COMPANY

Date: June 14, 2019	/s/ Ben C. Rodgers
Name: Ben C. Rodgers
Title: Chief Financial Officer and Treasurer